FOR IMMEDIATE RELEASE

Contacts:

Investor Inquiries Media Inquiries

Daniel Noreck Garrett Mann

Mitesh Kotecha Corporate Communications

Informa TechTarget Informa TechTarget

617-431-9200 617-431-9371

investor@techtarget.com garrett.mann@informatechtarget.com

Informa TechTarget: First-Half Revenue in line with guidance

Newton, MA — July 22, 2025 — TechTarget, Inc. (Nasdaq: TTGT) (“Informa TechTarget” or the “Company”), a leading growth accelerator for the B2B Technology sector, today provides an update on its business ahead of Informa PLC’s (“Informa”) Half-Year Results (the majority shareholder in TTGT), which will be published on July 23, 2025 and include its consolidation of Informa TechTarget.

Informa will report half-year revenue for Informa TechTarget of £171.6m (equivalent to approximately $223m), down 4.3% on an underlying and Combined Company basis(1), slightly ahead of previous Informa TechTarget commentary, which guided to a decline in revenues through H1 2025 of approximately 5%. Informa will also report an Adjusted Operating Profit(2) for Informa TechTarget of £0.2m and a non-cash impairment relating to Informa TechTarget for the half year of £484.2m(3).

Informa TechTarget regained compliance with Nasdaq Listing Requirements following the filing of its Form 10-Q for the three months to March 31, 2025, on July 14, 2025 and it will release its second quarter results on or before August 14, 2025, consistent with the regulatory filing deadline.

We remain confident that the Informa TechTarget combination significantly strengthens our position in what is a large and dynamic market, the intersection of Technology and B2B Marketing. Our Combination Plan is progressing at pace to unlock the benefits from the breadth and scale it affords, with the accelerated delivery of cost synergies to yield $10m+ in 2025.

Through the second half of 2025, we are targeting further improvement in the trajectory of revenues and margins. The Company continues to guide for full year 2025 Revenues to be broadly flat versus the prior year (2024: $490m) and more than $85m Adjusted EBITDA(4) (2024: $82m).

(1)
Combined Company basis means calculated as if the acquisition of former TechTarget had occurred on January 1, 2023.
(2)
Adjusted Operating Profit for Informa is reported under its accounting procedures based on International Financial Reporting Standards (IFRS) and exclude certain items including amortization and impairment of goodwill and intangible assets relating to businesses acquired, acquisition and integration costs, profit or loss on disposal of businesses and restructuring costs. The measure does include a deduction for stock-based compensation.
(3)
Goodwill impairment for Informa calculated under its accounting procedures and assumptions based on International Financial Reporting Standards (IFRS) which may differ materially from calculation for Informa TechTarget under US GAAP.

(4)
Adjusted EBITDA means earnings before net interest, income taxes, depreciation and amortization, as further adjusted to exclude stock-based compensation, other income and expenses such as asset impairment and impairment related to goodwill, and costs related to mergers, acquisitions or reduction in forces expenses.

About Informa TechTarget

TechTarget, Inc. (Nasdaq: TTGT), which also refers to itself as Informa TechTarget, informs, influences and connects the world’s technology buyers and sellers, helping accelerate growth from R&D to ROI.

With a vast reach of over 220 highly targeted technology-specific websites and over 50 million permissioned first-party audience members, Informa TechTarget has a unique understanding of and insight into the technology market.

Underpinned by those audiences and their data, we offer expert-led, data-driven, and digitally enabled services that have the potential to deliver significant impact and measurable outcomes to our clients:

•
Trusted information that shapes the industry and informs investment
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Intelligence and advice that guides and influences strategy
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Advertising that grows reputation and establishes thought leadership
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Custom content that engages and prompts action
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Intent and demand generation that more precisely targets and converts

Informa TechTarget is headquartered in Boston, MA and has offices in 19 global locations. For more information, visit informatechtarget.com and follow us on LinkedIn.

© 2025 TechTarget, Inc. All rights reserved. All trademarks are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements”. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected benefits of the transactions consummated on December 2, 2024 (the “Closing Date”) pursuant to the Agreement and Plan of Merger, dated as of January 10, 2024, among TechTarget Holdings Inc. (formerly known as TechTarget, Inc. (“Former TechTarget”)), Informa TechTarget, Toro Acquisition Sub, LLC, Informa PLC, Informa US Holdings Limited, and Informa Intrepid Holdings Inc. (the “Transactions”), such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Informa TechTarget; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern Informa TechTarget’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: unexpected costs, charges, or expenses resulting from the Transactions; uncertainty regarding the expected financial performance of Informa TechTarget; failure to realize the anticipated benefits of the Transactions, including as a result of integrating the Informa Tech Digital Businesses with the business of Former TechTarget; the ability of Informa TechTarget to implement its business strategy; difficulties and delays in Informa TechTarget achieving revenue and cost synergies; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administrations; Informa TechTarget’s ability to meet expectations regarding the accounting and tax treatments of the Transactions; market acceptance of Informa TechTarget’s products and services; the impact of pandemics and future health epidemics and any related economic downturns on Informa TechTarget and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and IT industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, rising inflation and interest rate fluctuations on the operating results of Informa TechTarget; and other matters included in Risk Factors of Informa TechTarget’s Form 10-K for fiscal year 2024 (filed with the United States Securities and Exchange Commission (the “SEC”) on May 28, 2025) and other documents filed by Informa TechTarget from time to time with the SEC. This summary of risks and uncertainties should not be considered to be a complete statement of all potential risks and uncertainties that may affect Informa TechTarget. Other factors may affect the accuracy and reliability of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes. Actual performance and outcomes, including, without limitation, Informa TechTarget’s actual results of operations, financial condition and liquidity, may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Any forward-looking statements speak only as of the date of this press release. None of Informa TechTarget, its affiliates, advisors or representatives, undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.